                                                                    EXHIBIT 10.1


                 AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT

                  THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of July 30, 1999 by and between YELLOW FREIGHT SYSTEM, INC., an Indiana corporation (the "Originator"), and YELLOW RECEIVABLES CORPORATION, a Delaware corporation (the "Buyer"), with respect to that certain RECEIVABLES SALE AGREEMENT, dated as of August 2, 1996 by and between the Originator and the Buyer (the "Existing Agreement"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Existing Agreement.

                  FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Originator and the Buyer hereby agree as follows:

                  1. Section 2.1 of the Existing Agreement is hereby amended to add the following new clause (t) thereto:

                  (t) Year 2000. The Originator (i) has reviewed the areas within its business and operations which could be adversely affected by the Year 2000 Problem, (ii) has developed a Year 2000 Plan to address the Year 2000 Problem on a timely basis, (iii) is taking all actions necessary to meet the schedule and goals of the Year 2000 Plan and (iv) has established adequate reserves to implement the Year 2000 Plan. The Originator does not reasonably anticipate that the Year 2000 Problem could have a Material Adverse Effect.

                  2. Section 7.1 of the Existing Agreement is hereby amended to add the following new clause (ix) thereto:

                  (xi) the Year 2000 Problem.

                  3. Exhibit I to the Existing Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:

                  "YEAR 2000 PLAN" means a plan to prevent the Year 2000 Problem from having an adverse effect upon the business, financial condition, operations, property or prospects of a Person.

                  "YEAR 2000 PROBLEM" means, with respect to the Originator, the risk that computer applications directly used by it cannot or will not:
         (a) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (b) operate accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000; and (c) store and provide date input information without creating any ambiguity as to the century.

                  4. Except as expressly amended hereby, the Existing Agreement is hereby ratified and confirmed.

                  5. This Amendment shall become effective when counterparts hereof have been duly executed by the Originator and the Buyer and delivered to the Agent.

                  6. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                            YELLOW FREIGHT SYSTEM, INC.


                                            By: _______________________________
                                            Name:
                                            Title:


                                            YELLOW RECEIVABLES CORPORATION


                                            By: ________________________________
                                            Name:
                                            Title:


CONSENTED TO AS OF THE DATE FIRST ABOVE
WRITTEN:

THE FIRST NATIONAL BANK OF CHICAGO, as Agent


By:  ________________________________________
         Authorized Signatory

     AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

         This Amendment No. 1 (the "Amendment") is dated as of July 28, 2000 among Yellow Receivables Corporation (the "Seller"), the Investors, Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), as agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Seller, the Investors, FALCON and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of July 30, 1999 (the "Agreement"); and

         WHEREAS, the Seller, the Investors, FALCON and the Agent desire to amend (i) the Agreement and (ii) the Fee Letter in certain respects more fully described hereinafter;

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

         2. Amendments to the Agreement.

         2.1. Amendment to Section 7.1(i). Section 7.1(i) of the Agreement is hereby amended by deleting the percentage "2.75%" where it appears therein and inserting the percentage "2.5%" in lieu thereof.

         2.2. Amendment to Section 5.1(m). Section 5.1(m) of the Agreement is hereby amended by deleting the phrase "Outstanding Balance of the Receivables" where it appears therein and inserting the phrase "Purchase Limit" in lieu thereof.

         2.3. Amendment to definition of Aggregate Reserve Percentage. The definition of "Aggregate Reserve Percentage" appearing in Exhibit I to the Agreement is hereby amended in its entirety to read as set forth below:

                  "`Aggregate Reserve Percentage' means, (i) on any date of determination on which the senior unsecured debt of Yellow Corporation is rated at least BBB- by Standard & Poor's Ratings Group and Baa3 by Moody's Investors Service, Inc., the greater of (a) the sum of the Loss Reserve Percentage, the Discount Reserve Percentage and the Servicer Fee Percentage, each as then in effect, and (b) 10%; and (ii) on any date of determination which the senior unsecured debt of Yellow Corporation has ceased to be rated at least BBB- by Standard & Poor's Ratings Group and Baa3 by Moody's Investors Service, Inc., the greater of (a) the sum of the

Loss Reserve Percentage, the Dilution Reserve Percentage, the Discount Reserve Percentage and the Servicer Fee Percentage, each as then in effect, and (b) 20%."

         2.4. Addition of Certain Definitions. Exhibit I to the Agreement is hereby amended by adding the following definitions thereto:

                  "`Dilution Horizon Ratio' means, on any date of determination:
(i) the aggregate amount of Receivables generated during the 4-month period then most recently ended, divided by (ii) the Net Receivables Balance on such date."

                  "`Dilution Reserve Percentage' means, on any date of determination, the percentage determined pursuant to the following formula:

                  {(2.00 x ED) + [(DS -- ED) x (DS/ED)]} x DHR

                  where:

                  ED       =      the Expected Dilution on such date;
                  DS       =      the Dilution Spike as of such date; and
                  DHR      =      the Dilution Horizon Ratio on such date."

                  "`Dilution Ratio' means, as of the last day of any calendar month, a percentage equal to (i) the aggregate amount of Dilutions which occurred during such month, divided by (ii) the aggregate amount of Receivables generated by the Originator 4 months prior to such month."

                  "`Dilution Reserve' means, on any date, an amount equal to (i) the Dilution Reserve Percentage, multiplied by (ii) the Net Receivables Balance as of the opening of business of the Servicer on such date."

                  "`Dilution Spike' means, on any date of determination, the highest Dilution Ratio for any month during the 12 months then most recently ended."

                  "`Dilutions' means, at any time, the aggregate amount of reductions in the Outstanding Balances of the Receivables as a result of any setoff, discount, adjustment or otherwise, other than cash Collections on account of the Receivables."

                  "`Expected Dilution' means, on any date of determination, the average of the Dilution Ratios for the 12 months then most recently ended."

         2.5. Amendment to the definition of Liquidity Termination Date. The definition of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended by deleting the date "July 30, 2000" where it appears therein and inserting the date "July 29, 2001" in lieu thereof.

         2.6. Amendment to Increase Commitment Amount. The signature pages to the Agreement are amended to delete the amounts set forth thereon in the column entitled

"COMMITMENT" and to substitute therefor the respective amounts set forth on the signature pages to this Amendment.

         2.7. Amendment to the Definition of Purchase Limit. The definition of "Purchase Limit" is hereby amended by deleting the amount "$175,000,000" where it appears therein and inserting the amount "$200,000,000" in lieu thereof.

         3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the conditions precedent that:

         3.1. Amendment. The Agent shall have received, on or before the date hereof (i) executed counterparts of this Amendment, duly executed by each of the parties hereto, (ii) a copy of the resolutions of the Board of Directors of the Seller approving such Person's execution, delivery and performance of the Agreement, as amended by this Amendment, certified by its Secretary or Assistant Secretary, (iii) a certificate of the Secretary or Assistant Secretary of the Seller certifying the names and true signatures of the officers authorized to sign this Amendment, and (iv) an opinion of counsel of the Seller in form and substance satisfactory to the Agent.

         3.2. Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Agreement and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, of the Seller shall be deemed to have represented and warranted such).

         3.3. Servicer Defaults. As of the date hereof, both before and after giving effect to this Amendment, no Servicer Default shall have occurred and be continuing (and by its execution hereof, of the Seller shall be deemed to have represented and warranted such).

         4. Miscellaneous.

         4.1. Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Investors, FALCON and the Agent may now have or may have in the future under or in connection with the Agreement or any other instrument or agreement referred to therein. Each reference in the Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Agreement" shall mean the Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

         4.2. Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

         5. Costs and Expenses. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

         6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Seller, the Investors, FALCON and the Agent have executed this Amendment as of the date first above written.

                                            YELLOW RECEIVABLES CORPORATION

                                            By: ________________________________


                                            Title: _____________________________


                                            Address for Notices:

                                            Yellow Receivables Corporation
                                            10990 Roe Avenue
                                            P.O. Box 7489
                                            Overland Park, KS 66211
                                            Attention: Chet Lamkey
                                            Phone: (913) 344-3325
                                            Fax: (913) 344-4849

                                            FALCON ASSET SECURITIZATION
                                            CORPORATION

                                            By: ________________________________
                                                   Authorized Signatory

                                            Address for Notices:

                                            Falcon Asset Securitization
                                            Corporation
                                            c/o Bank One, NA
                                            Asset-Backed Finance
                                            1 Bank One Plaza
                                            Chicago, Illinois 60670-0596
                                            Attention: Elizabeth Cohen
                                            Fax: (312) 732-3205

INVESTORS:

COMMITMENT                 PRO RATA SHARE
----------                 --------------
$200,000,000               100%                                BANK ONE, NA (formerly known
                                                               as THE FIRST NATIONAL BANK
                                                               OF CHICAGO), as Investor and as
                                                               Agent

                                                               By: __________________________


                                                               Title: _________________________



                                                               Address for notices:

                                                               Bank One, NA
                                                               Suite 0596, 1-21
                                                               1 Bank One Plaza
                                                               Chicago, Illinois 60670-0596
                                                               Attention: Elizabeth Cohen
                                                               Fax: (312) 732-3205

==============
$200,000,000               PURCHASE LIMIT

        AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT is entered into as of May 1, 2001 by and among Yellow Receivables Corporation, a Delaware corporation (the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), individually (the "INVESTOR") and as agent (in such capacity, the "AGENT"), with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the Seller, Falcon, the Investor and the Agent as heretofore amended (the "EXISTING AGREEMENT").

                              W I T N E S S E T H :

                  WHEREAS, the Seller, Falcon, the Investor and the Agent are parties to the Existing Agreement; and

                  WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreement.

                  2. AMENDMENTS.

                  2.1. All references in the Existing Agreement to "The First National Bank of Chicago," "First Chicago," and "One First National Plaza" are hereby replaced with "Bank One, NA," "Bank One" and "1 Bank One Plaza," respectively.

                  2.2. Section 1.9 of the Existing Agreement is hereby amended to delete "2.0%" where it appears and to substitute in lieu thereof "1.0%."

                  2.3. The following definitions set forth in Exhibit I to the Existing Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

                  "AGGREGATE RESERVE PERCENTAGE" means, on any date of determination, the greater of (a) the sum of the Loss Reserve Percentage, the Discount Reserve Percentage, the Dilution Reserve Percentage and the Servicer Fee Percentage, each as then in effect, and
         (b) 20%.

                  "CONCENTRATION LIMIT" means:

                  (a) for any Obligor and its Affiliates considered as if they were one and the same Obligor, an amount equal to (i) 3.00%, multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables at such time;

                  (b) at any time, for all Government Receivables, 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time; and

                  (c) at any time, for that portion of the Receivables representing Deferred Revenue, 15% of the aggregate Outstanding Balance of all Eligible Receivables at such time;

         PROVIDED, HOWEVER, that:

                  (i) the Concentration Limit set forth in the preceding clause
         (c) will automatically become zero (A) at all times while any Labor Action remains is pending, and (B) immediately following the threat of any Labor Action and for so long as the Agent, FALCON or the Required Investors reasonably believe(s) such threat is likely to be carried out, and

                  (ii) the Agent may from time to time designate other amounts (each, a "SPECIAL CONCENTRATION LIMIT") for any Obligor or class of Receivables, it being understood and agreed that the Agent, FALCON or the Required Investors may, upon not less than three Business Days' notice to the Seller, cancel any Special Concentration Limit.

                  "LIQUIDITY TERMINATION DATE" means April 30, 2002, as extended from time to time pursuant to the terms hereof.

                  2.4. The following new definitions are hereby inserted in their appropriate alphabetical order in Exhibit I to the Existing Agreement:

                  "DILUTION HORIZON RATIO" means, on any date of determination:
         (i) the aggregate amount of Receivables generated during the 3-month period then most recently ended, divided by (ii) the Net Receivables Balance on such date.

                  "DILUTION RESERVE PERCENTAGE" means, on any date of determination, the percentage determined pursuant to the following formula:

                  {(2.00 x ED) + [(DS - ED) x (DS/ED) ]} x DHR

                  WHERE:

                  ED    = the Expected Dilution on such date;

                  DS    = the Dilution Spike as of such date; and

                  DHR = the Dilution Horizon Ratio on such date.

                  "DILUTION RESERVE" means, on any date, an amount equal to (i) the Dilution Reserve Percentage, multiplied by (ii) the Net Receivables Balance as of the opening of business of the Servicer on such date.

                  "DILUTION SPIKE" means, on any date of determination, the highest Dilution Ratio for any month during the 12 months then most recently ended.

                  "EXPECTED DILUTION" means, on any date of determination, the average of the Dilution Ratios for the 12 months then most recently ended.

                  3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of the Seller's representations and warranties contained in Section 3.1 of the Existing Agreement is true and correct as of the Effective Date.

                  4. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when each of the following conditions precedent has been satisfied:

                  (a) the Agent has received counterparts of this Amendment, duly executed by the Seller, the Agent, Falcon and the Investor, and

                  (b) the Agent has received counterparts of a second amended and restated Fee Letter of even date herewith, duly executed by the Seller and the Agent.

                  5. RATIFICATION. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.

                  6. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in the Existing Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.

                  7. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

                  8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            <signature pages follow>

                  IN WITNESS WHEREOF, the Seller, Falcon, the Investor and the Agent have executed this Amendment as of the date first above written.


YELLOW RECEIVABLES CORPORATION


By:
   --------------------------------------------------
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION


By:
   --------------------------------------------------
        Authorized Signatory







BANK ONE, NA, INDIVIDUALLY AND AS AGENT



By:
   --------------------------------------------------
        Authorized Signatory

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT is entered into as of January 23, 2002 by and among Yellow Receivables Corporation, a Delaware corporation (the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA, individually (the "INVESTOR") and as agent in such capacity, the "AGENT"), with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the Seller, Falcon, the Investor and the Agent as heretofore amended (the "EXISTING AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, the Seller, Falcon, the Investor and the Agent are parties to the Existing Agreement; and

         WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the in the Existing Agreement.

         2. AMENDMENTS.

         2.1. The following definition set forth in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read, respectively, as follows:

                  "ADJUSTED LIQUIDITY PRICE" means, in determining the FALCON Transfer Price for any Receivables Interest, an amount equal to:

                        (i) DC + (ii) RI x [               NDR               ]
                                            ---------------------------------
                                                           1.10

                  where

                        RI = the undivided percentage interest evidenced by such Receivable Interest.

                        DC = the Deemed Collections.

                        NDR = the Outstanding Balance of all Receivables as to which no payment, or part thereof, remains unpaid for 150 days or more from the original invoice date for such payment.

         3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of the Seller's representations and warranties contained in Section 3.1 of the Existing Agreement is true and correct as of the Effective Date.

         4. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when the Agent has received counterparts of this Amendment, duly executed by the Seller, the Agent, Falcon and the Investor.

         5. RATIFICATION. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.

         6. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in the Existing Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.

         7. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

         8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

         9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                            YELLOW RECEIVABLES CORPORATION

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            FALCON ASSET SECURITIZATION
                                            CORPORATION

                                            By:
                                               ---------------------------------
                                                   Authorized Signatory


                                            BANK ONE NA, as an Investor and as
                                            Agent

                                            By:
                                               ---------------------------------
                                                   Authorized Signatory

     AMENDMENT NO. 2 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT is entered into as of April 23, 2002 by and among Yellow Receivables Corporation, a Delaware corporation (the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), individually (the "INVESTOR") and as agent (in such capacity, the "AGENT"), with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the Seller, Falcon, the Investor and the Agent as heretofore amended (the "EXISTING AGREEMENT").

                              W I T N E S S E T H :

                  WHEREAS, the Seller, Falcon, the Investor and the Agent are parties to the Existing Agreement; and

                  WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreement.

                  2. AMENDMENT. The following definition set forth in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "LIQUIDITY TERMINATION DATE" means April 29, 2003, as extended from time to time pursuant to the terms hereof.

                  3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendment contained in Section 2 above, (a) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of the Seller's representations and warranties contained in Section 3.1 of the Existing Agreement is true and correct as of the Effective Date.

                  4. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when each of the following conditions precedent has been satisfied:

                  (a) the Agent has received counterparts of this Amendment, duly executed by the Seller, the Agent, Falcon and the Investor, and

                  (b) the Agent has received counterparts of a third amended and restated Fee Letter of even date herewith, duly executed by the Seller and the Agent.

                  5. RATIFICATION. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.

                  6. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in the Existing Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.

                  7. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

                  8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            <signature pages follow>

                  IN WITNESS WHEREOF, the Seller, Falcon, the Investor and the Agent have executed this Amendment as of the date first above written.


YELLOW RECEIVABLES CORPORATION


By:
   ----------------------------
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION


By:
   -----------------------------------
       Authorized Signatory







BANK ONE, NA, INDIVIDUALLY AND AS AGENT



By:
   -----------------------------------
       Authorized Signatory

               WAIVER AND AMENDMENT NO. 3 TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                  THIS WAIVER AND AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "AMENDMENT") is entered into as of August 1, 2002 by and among Yellow Receivables Corporation, a Delaware corporation (the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), individually (the "INVESTOR") and as agent (in such capacity, the "Agent"), with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the Seller, Falcon, the Investor and the Agent as heretofore amended (the "EXISTING AGREEMENT").

                              W I T N E S S E T H :

                  WHEREAS, the Seller, Falcon, the Investor and the Agent are parties to the Existing Agreement; and

                  WHEREAS, the parties hereto desire to waive a certain Servicer Default that exists under the Existing Agreement and to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreement.

                  2. WAIVER. Falcon, the Investor and the Agent hereby waive the Servicer Default that occurred under Section 7.1(d)(iii) of the Existing Agreement for the month ended June 30, 2002.

                  3. AMENDMENTS.

                  3.1. Section 7.1(d)(iii) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  (iii) the average of the Default Ratios for each of the three consecutive calendar months then most recently ended shall exceed 3.50% at any time from and including August 1, 2002 through and including December 31, 2002, or 2.50% at any time thereafter.

                  3.2. The definition of "LOSS RESERVE PERCENTAGE" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "LOSS RESERVE PERCENTAGE" means, on any date of determination,
         (a) 2.00, multiplied by (b) the highest of the past 12 rolling 3-month average Default Ratio, multiplied by (c) a fraction having a numerator equal to the aggregate amount of

         Receivables generated during the preceding 4 months and denominator equal to the Net Receivables Balance on the date of determination; PROVIDED, HOWEVER, that in no event shall the Loss Reserve Percentage be less than 18% at any time from and including August 1, 2002 through and including December 31, 2002.

                  4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Agent and the Purchasers that after giving effect to the waiver and amendments set forth above, (a) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 5 below), and (b) each of the Seller's representations and warranties contained in Section 3.1 of the Existing Agreement is true and correct as of the Effective Date.

                  5. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when the Agent has received counterparts of this Amendment, duly executed by the Seller, the Agent, Falcon and the Investor.

                  6. RATIFICATION. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.

                  7. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in the Existing Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.

                  8. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

                  9. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  10. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            <signature pages follow>

                  IN WITNESS WHEREOF, the Seller, Falcon, the Investor and the Agent have executed this Amendment as of the date first above written.


YELLOW RECEIVABLES CORPORATION


By:
   ---------------------------
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION


By:
   ----------------------------------
       Authorized Signatory







BANK ONE, NA, INDIVIDUALLY AND AS AGENT



By:
   ----------------------------------
       Authorized Signatory

                               OMNIBUS AMENDMENT

                  THIS OMNIBUS AMENDMENT is entered into as of December 31, 2002 by and among Yellow Transportation, Inc., an Indiana corporation f/k/a Yellow Freight System, Inc. (the "ORIGINATOR"), Yellow Receivables Corporation, a Delaware corporation (the "SPV" or the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), individually (the "INVESTOR") and as agent (in such capacity, the "AGENT"), with respect to (a) that certain Receivables Sale Agreement, dated as of August 2, 1996 by and between the Originator and the SPV as heretofore amended (the "EXISTING SALE AGREEMENT"), and (b) that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the SPV, Falcon, the Investor and the Agent as heretofore amended (the "EXISTING PURCHASE AGREEMENT" and, together with the Existing Sale Agreement, the "EXISTING AGREEMENTS").

                              W I T N E S S E T H :

                  WHEREAS, the Originator, the SPV, Falcon, the Investor and the Agent are parties to one or both of the Existing Agreements; and

                  WHEREAS, the parties hereto desire to amend the Existing Agreements as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreements.

                  2. AMENDMENTS.

                  2.1. Section 1.5.7 of the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 1.5.7. Repurchase Option. The Seller shall have the right, by prior written notice to the Agent given in not less than the Required Notice Period, at any time to repurchase from the Purchasers all, but not less than all, of the then outstanding Receivable Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.

                  2.2. Section 11.14 of the Existing Purchase Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:

                           It is the intention of the parties hereto that each purchase hereunder shall constitute an absolute and irrevocable sale for all purposes other than financial accounting purposes, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Receivable Interest.

                  2.3. The definitions of "DEFAULTED RECEIVABLE" and "DELINQUENT RECEIVABLE" in the Existing Purchase Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

                  "DEFAULTED RECEIVABLE" means a Receivable: (i) as to which any payment, or part thereof, remains unpaid for 151 days or more from the original invoice date for such payment; (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.1(c) (as if references to the Seller therein refer to such Obligor); (iii) as to which the Obligor thereof, if a natural person, is deceased; or (iv) which has been identified by the Seller as uncollectible.

                  "DELINQUENT RECEIVABLE" means a Receivable (other than a Defaulted Receivable) as to which any payment, or part thereof, remains unpaid for 121 days or more but less than 151 days from the original invoice date for such payment.

                  2.4. Section 7.1(d)(iii) of the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (iii) the average of the Default Ratios for each of the three consecutive calendar months then most recently ended shall exceed 3.25% at any time from and including January 1, 2003 through and including March 31, 2003, or 3.00% at any time thereafter.

                  2.5. The definition of "LOSS RESERVE PERCENTAGE" in the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "LOSS RESERVE PERCENTAGE" means, on any date of determination,
         (a) 2.00, multiplied by (b) the highest of the past twelve rolling 3-month average Default Ratios, multiplied by (c) a fraction having a numerator equal to the aggregate amount of Receivables generated during the preceding 4 months and denominator equal to the Net Receivables Balance on the date of determination; PROVIDED, HOWEVER, that in no event shall the Loss Reserve Percentage be less than 16.5% at any time from and including January 1, 2003 through and including March 31, 2003, or 15% thereafter.

                  2.6. Section 1.1(b) of the Existing Sale Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:

                           It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a "sale of accounts," as such terms is used in Article 9 of the UCC for all purposes other than financial accounting purposes, which sales are absolute and irrevocable and provide the Buyer with the full benefits of ownership of the Receivables.

                  2.7. Section 4.2(e) of the Existing Sale Agreement is hereby amended by (i) replacing "The" with "the" at the beginning of such Section and
(ii) inserting the phrase "Other than for financial accounting purposes," at the beginning of such Section immediately before the phrase "the Originator will not, and shall not".

                  3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, each of the Originator and the SPV hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Servicer Default, Event of Default, Potential Servicer Default or Potential Event of Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of such Person's representations and warranties contained in Section 2.1 of the Existing Sale Agreement (in the case of the Originator) and Section 3.1 of the Existing Purchase Agreement (in the case of the SPV) is true and correct as of the Effective Date.

                  4. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when the Agent has received counterparts of this Amendment, duly executed by each of the parties hereto.

                  5. RATIFICATION. Each of the Existing Agreements, as modified hereby, is hereby ratified, approved and confirmed in all respects.

                  6. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in either of the Existing Agreements to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to either of the Existing Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Existing Agreement, as modified by this Amendment.

                  7. COSTS AND EXPENSES. The SPV agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

                  8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the Originator, the SPV, Falcon, the Investor and the Agent have executed this Amendment as of the date first above written.



YELLOW TRANSPORTATION, INC.


By:
   -----------------------------------------
Name:
Title:


YELLOW RECEIVABLES CORPORATION


By:
   -----------------------------------------
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION


By:
   -----------------------------------------
         Authorized Signatory







BANK ONE, NA, INDIVIDUALLY AND AS AGENT



By:
   -----------------------------------------
         Director, Capital Markets

     AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "AMENDMENT") is entered into as of April 29, 2003 by and among Yellow Receivables Corporation, a Delaware corporation (the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), individually (the "INVESTOR") and as agent (in such capacity, the "AGENT"), with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the Seller, Falcon, the Investor and the Agent as heretofore amended (the "EXISTING AGREEMENT").

                              W I T N E S S E T H :

                  WHEREAS, the Seller, Falcon, the Investor and the Agent are parties to the Existing Agreement; and

                  WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreement.

                  2. AMENDMENTS.

                  2.1. Section 7.1(d) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) As at the end of any calendar month:

                  (i) the average of the Delinquency Ratios for each of the three consecutive calendar months then most recently ended shall exceed 2.50%;

                  (ii) the average of the Dilution Ratios for each of the three consecutive calendar months then most recently ended shall exceed 4.00%; or

                  (iii) the average of the Default Ratios for each of the three consecutive calendar months then most recently ended shall exceed 3.00% at any time from and including April 1, 2003 through and including June 30, 2003, or 2.50% at any time thereafter.

                  2.2. Section 8.2 (a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 8.2. Increased Cost and Reduced Return.

                  (a) If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change therein in any of the foregoing, or any change in the interpretation or administration thereof by the Financial Accounting Standards Board ("FASB"), any governmental authority, any central bank or any comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency (a "REGULATORY CHANGE"): (i) which subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source) or (ii) which imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) which imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, the Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or compensate such Funding Source for such reduction. For the avoidance of doubt, if FASB Interpretation No. 46, or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of FALCON or Seller with the assets and liabilities of the Agent, any Financial Institution or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section.

                  2.3. The definition of "DILUTION RATIO" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "DILUTION RATIO" means, as of the last day of any calendar month, a percentage equal to (i) the aggregate amount of Dilutions which occurred during such month, divided by (ii) the aggregate amount of Receivables generated by the Originator 2 months prior to such month.

                  2.4. The definition of "DILUTION HORIZON RATIO" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "DILUTION HORIZON RATIO" means, on any date of determination:
         (i) the aggregate amount of Receivables generated during the 2-month period then most recently ended, divided by (ii) the Net Receivables Balance on such date.

                  2.5. The definition of "LIQUIDITY TERMINATION DATE" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "LIQUIDITY TERMINATION DATE" means April 27, 2004, as extended from time to time pursuant to the terms hereof.

                  2.6. The definition of "LOSS RESERVE PERCENTAGE" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "LOSS RESERVE PERCENTAGE" means, on any date of determination,
         (a) 2.00, multiplied by (b) the highest of the past twelve rolling 3-month average Default Ratios, multiplied by (c) a fraction having a numerator equal to the aggregate amount of Receivables generated during the preceding 4 months and denominator equal to the Net Receivables Balance on the date of determination; provided, however, that in no event shall the Loss Reserve Percentage be less than 15% at any time from and including April 1, 2003 through and including June 30, 2003.

                  2.7. "EXHIBIT III" to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                                   EXHIBIT III
                         LOCKBOXES; COLLECTION ACCOUNTS;
                 CONCENTRATION ACCOUNTS; AND DEPOSITARY ACCOUNTS

YELLOW TRANSPORTATION, INC. (F/K/A YELLOW FREIGHT SYSTEM, INC.)

TYPE OF ACCT.              ACCOUNT #                 BANK NAME                          CITY, STATE
---------------------------------------------------------------------------------------------------
Concentration              3750962424                Bank of America                    Dallas, TX

YELLOW RECEIVABLES CORPORATION

Collection                 3750962356                Bank of America                    Dallas, TX
Collection                 3750967393*               Bank of America                    Dallas, TX
Concentration              3751433761                Bank of America                    Dallas, TX
Depository                 55-66681                  Bank One (f/k/a First Chicago)     Chicago, IL
Concentration              55-03450*                 Bank One (f/k/a First Chicago)     Chicago, IL

                  * Assigned to Yellow Receivables Corporation by Yellow Transportation, Inc. (f/k/a Yellow Freight System, Inc.)

                  3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments set forth above, (a) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of the Seller's representations and warranties contained in Section 3.1 of the Existing Agreement is true and correct as of the Effective Date.

                  4. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when the Agent has received counterparts of this Amendment, duly executed by the Seller, the Agent, Falcon and the Investor.

                  5. RATIFICATION. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.

                  6. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in the Existing Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.

                  7. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

                  8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            <signature pages follow>

                  IN WITNESS WHEREOF, the Seller, Falcon, the Investor and the Agent have executed this Amendment as of the date first above written.


YELLOW RECEIVABLES CORPORATION


By:
   -----------------------------------------
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION


By:
   -----------------------------------------
         Authorized Signatory







BANK ONE, NA, INDIVIDUALLY AND AS AGENT



By:
   -----------------------------------------
Name:
Title: